                                                                   EXHIBIT 20.29


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                         MONTHLY SERVICER'S CERTIFICATE



     Accounting Date:                                           August 30, 2000
                                                         ----------------------
     Determination Date:                                      September 7, 2000
                                                         ----------------------
     Distribution Date:                                      September 15, 2000
                                                         ----------------------
     Monthly Period Ending:                                     August 30, 2000
                                                         ----------------------


     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.   Collection Account Summary

     Available Funds:
                 Payments Received                                                        $10,566,986.72
                 Liquidation Proceeds (excluding Purchase Amounts)                           $716,999.99
                 Current Monthly Advances                                                     129,635.52
                 Amount of withdrawal, if any, from the Spread Account                       $181,342.42
                 Monthly Advance Recoveries                                                  (142,843.68)
                 Purchase Amounts-Warranty and Administrative Receivables                          $0.00
                 Purchase Amounts - Liquidated Receivables                                         $0.00
                 Income from investment of funds in Trust Accounts                            $50,978.57
                                                                                      -------------------
     Total Available Funds                                                                                          $11,503,099.54
                                                                                                                 ==================

     Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                                 $0.00
                 Backup Servicer Fee                                                               $0.00
                 Basic Servicing Fee                                                         $161,881.97
                 Trustee and other fees                                                            $0.00
                 Class A-1  Interest Distributable Amount                                          $0.00
                 Class A-2  Interest Distributable Amount                                          $0.00
                 Class A-3  Interest Distributable Amount                                          $0.00
                 Class A-4  Interest Distributable Amount                                    $169,316.12
                 Class A-5  Interest Distributable Amount                                    $910,083.33
                 Noteholders' Principal Distributable Amount                              $10,261,818.12
                 Amounts owing and not paid to Security Insurer under
                                   Insurance Agreement                                             $0.00
                 Supplemental Servicing Fees (not otherwise paid to Servicer)                      $0.00
                 Spread Account Deposit                                                            $0.00
                                                                                      -------------------
     Total Amounts Payable on Distribution Date                                                                     $11,503,099.54
                                                                                                                 ==================


                                 Page 1 (1997-B)

II.     Available Funds

        Collected Funds (see V)
                          Payments Received                                               $10,566,986.72
                          Liquidation Proceeds (excluding Purchase Amounts)                  $716,999.99            $11,283,986.71
                                                                                      -------------------

        Purchase Amounts                                                                                                     $0.00

        Monthly Advances

                          Monthly Advances - current Monthly Period (net)                    ($13,208.16)
                          Monthly Advances - Outstanding Monthly Advances
                            not otherwise reimbursed to the Servicer                               $0.00               ($13,208.16)
                                                                                      -------------------

        Income from investment of funds in Trust Accounts                                                               $50,978.57
                                                                                                                 ------------------

        Available Funds                                                                                             $11,321,757.12
                                                                                                                 ==================


III.    Amounts Payable on Distribution Date

           (i)(a)      Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                           $0.00

           (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                            $0.00

           (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                       $0.00

           (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                          Owner Trustee                                            $0.00
                                          Administrator                                            $0.00
                                          Indenture Trustee                                        $0.00
                                          Indenture Collateral Agent                               $0.00
                                          Lockbox Bank                                             $0.00
                                          Custodian                                                $0.00
                                          Backup Servicer                                          $0.00
                                          Collateral Agent                                         $0.00                     $0.00
                                                                                      -------------------

           (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                            $161,881.97

           (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                          $0.00

           (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                       returned for insufficient funds (not otherwise reimbursed to Servicer)                                $0.00

           (iv)        Class A-1  Interest Distributable Amount                                                              $0.00
                       Class A-2  Interest Distributable Amount                                                              $0.00
                       Class A-3  Interest Distributable Amount                                                              $0.00
                       Class A-4  Interest Distributable Amount                                                        $169,316.12
                       Class A-5  Interest Distributable Amount                                                        $910,083.33

           (v)         Noteholders' Principal Distributable Amount

                                          Payable to Class A-1 Noteholders                                                   $0.00
                                          Payable to Class A-2 Noteholders                                          $10,261,818.12
                                          Payable to Class A-3 Noteholders                                                   $0.00
                                          Payable to Class A-4 Noteholders                                                   $0.00
                                          Payable to Class A-5 Noteholders                                                   $0.00

           (vii)       Unpaid principal balance of the Class A-1 Notes
                       after deposit to the Note Distribution Account of
                       any funds in the Class A-1 Holdback Subaccount
                       (applies only on the Class A-1 Final Scheduled Distribution Date)                                     $0.00

           (ix)        Amounts owing and not paid to Security Insurer under Insurance Agreement                              $0.00
                                                                                                                 ------------------

                       Total amounts payable on Distribution Date                                                   $11,503,099.54
                                                                                                                 ==================


                                Page 2 (1997-B)

IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
        Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                           Amount of excess, if any, of Available Funds
                              over total amounts payable (or amount of such
                              excess up to the Spread Account Maximum Amount)                                               $0.00

        Reserve Account Withdrawal on any Determination Date:

                           Amount of excess, if any, of total amounts payable over
                              Available Funds (excluding amounts payable under
                              item (vii) of Section III)                                                                    $0.00

                           Amount available for withdrawal from the Reserve
                              Account (excluding the Class A-1 Holdback
                              Subaccount), equal to the difference between
                              the amount on deposit in the Reserve Account
                              and the Requisite Reserve Amount (amount on
                              deposit in the Reserve Account calculated
                              taking into account any withdrawals from or
                              deposits to the Reserve Account in respect
                              of transfers of Subsequent Receivables)                                                       $0.00

                           (The amount of excess of the total amounts payable
                              (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                              Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                              Account, and deposited in the Collection
                              Account.)

                           Amount of withdrawal, if any, from the Reserve Account                                           $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                              Amount by which (a) the remaining principal balance of
                              the Class A-1 Notes exceeds (b) Available Funds after
                              payment of amounts set forth in item (v) of Section III                                       $0.00

                              Amount available in the Class A-1 Holdback Subaccount                                         $0.00

                              (The amount by which the remaining principal balance of the Class A-1 Notes exceeds
                              Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                              Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                              Subaccount, and deposited in the Note
                              Distribution Account for payment to the Class
                              A-1 Noteholders)

                              Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                          $0.00

        Deficiency Claim Amount:

                           Amount of excess, if any, of total amounts payable over
                           funds available for withdrawal from Reserve Amount, the
                           Class A-1 Holdback Subaccount and Available Funds                                                $0.00

                           (on the Class A-1 Final Scheduled Distribution
                           Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                           (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                           Amount of excess, if any, on the Distribution Date
                           on or immediately following the end of the Funding
                           Period, of (a) the sum of the Class A-1 Prepayment
                           Amount, the Class A-2 Prepayment Amount, the Class
                           A-3 Prepayment Amount, the Class A-4 Prepayment
                           Amount, and the Class A-5 Prepayment Amount, over
                           (b) the amount on deposit in the Pre-Funding Account                                             $0.00

        Class A-1 Maturity Shortfall:

                           Amount of excess, if any, on the Class A-1 Final
                           Scheduled Distribution Date, of (a) the unpaid
                           principal balance of the Class A-1 Notes over (b)
                           the sum of the amounts deposited in the Note
                           Distribution Account under item (v) and (vii) of
                           Section III or pursuant to a withdrawal from the
                           Class A-1 Holdback Subaccount.                                                                   $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account
        Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
        Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
        Shortfall or the Class A-1 Maturity Shortfall.)


                                Page 3 (1997-B)

V.      Collected Funds

        Payments Received:
                       Supplemental Servicing Fees                                                 $0.00
                       Amount allocable to interest                                        $2,453,122.50
                       Amount allocable to principal                                       $8,113,864.22
                       Amount allocable to Insurance Add-On Amounts                                $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                      $0.00
                                                                                      -------------------

        Total Payments Received                                                                                     $10,566,986.72

        Liquidation Proceeds:
                       Gross amount realized with respect to Liquidated Receivables           754,962.22

                       Less: (i) reasonable expenses incurred by Servicer
                          in connection with the collection of such Liquidated
                          Receivables and the repossession and disposition
                          of the related Financed Vehicles and (ii) amounts
                          required to be refunded to Obligors on such Liquidated
                          Receivables                                                         (37,962.23)
                                                                                      -------------------

        Net Liquidation Proceeds                                                                                       $716,999.99

        Allocation of Liquidation Proceeds:
                       Supplemental Servicing Fees                                                 $0.00
                       Amount allocable to interest                                                $0.00
                       Amount allocable to principal                                               $0.00
                       Amount allocable to Insurance Add-On Amounts                                $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                      $0.00                     $0.00
                                                                                      -------------------        ==================

        Total Collected Funds                                                                                       $11,283,986.71
                                                                                                                 ==================


VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                              $0.00
                       Amount allocable to interest                                                $0.00
                       Amount allocable to principal                                               $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                      $0.00

        Purchase Amounts - Administrative Receivables                                                                        $0.00
                       Amount allocable to interest                                                $0.00
                       Amount allocable to principal                                               $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                      $0.00
                                                                                      -------------------

        Total Purchase Amounts                                                                                               $0.00
                                                                                                                 ==================


VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                   $275,752.10

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                       Payments received from Obligors                                      ($142,843.68)
                       Liquidation Proceeds                                                        $0.00
                       Purchase Amounts - Warranty Receivables                                     $0.00
                       Purchase Amounts - Administrative Receivables                               $0.00
                                                                                      -------------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                    ($142,843.68)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                   ($142,843.68)

        Remaining Outstanding Monthly Advances                                                                         $132,908.42

        Monthly Advances - current Monthly Period                                                                      $129,635.52
                                                                                                                 ==================

        Outstanding Monthly Advances - immediately following the Distribution Date                                     $262,543.94
                                                                                                                 ==================


                                Page 4 (1997-B)

  VIII.    Calculation of Interest and Principal Payments

A.  Calculation  of  Principal  Distribution  Amount

       Payments received allocable to principal                                                                      $8,113,864.22
       Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                  $2,147,953.90
       Purchase Amounts - Warranty Receivables allocable to principal                                                        $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                                  $0.00
       Amounts withdrawn from the Pre-Funding Account                                                                        $0.00
       Cram Down Losses                                                                                                      $0.00
                                                                                                                 ------------------
       Principal Distribution Amount                                                                                $10,261,818.12
                                                                                                                 ==================

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

       Multiplied by the Class A-1 Interest Rate                                                  5.743%

       Multiplied by actual days in the period or in the case of the first
          Distribution Date, by 26/360                                                        0.08611111                     $0.00
                                                                                      -------------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                $0.00
                                                                                                                 ------------------

       Class A-1 Interest Distributable Amount                                                                               $0.00
                                                                                                                 ==================

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 Noteholders on such Distribution Date)                         $0.00

       Multiplied by the Class A-2 Interest Rate                                                  6.100%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333                     $0.00
                                                                                      -------------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                $0.00
                                                                                                                 ------------------

       Class A-2 Interest Distributable Amount                                                                               $0.00
                                                                                                                 ==================

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                         $0.00

       Multiplied by the Class A-3 Interest Rate                                                  6.300%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333                     $0.00
                                                                                      -------------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                $0.00
                                                                                                                 ------------------

       Class A-3 Interest Distributable Amount                                                                               $0.00
                                                                                                                 ==================

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)                $31,258,360.70

       Multiplied by the Class A-4 Interest Rate                                                  6.500%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333               $169,316.12
                                                                                      -------------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                $0.00
                                                                                                                 ------------------

       Class A-4 Interest Distributable Amount                                                                         $169,316.12
                                                                                                                 ==================


                                Page 5 (1997-B)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-5 Noteholders on such Distribution Date)                $163,000,000.00

       Multiplied by the Class A-5 Interest Rate                                                   6.700%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333               $910,083.33
                                                                                      -------------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                $0.00
                                                                                                                 ------------------

       Class A-5 Interest Distributable Amount                                                                         $910,083.33
                                                                                                                 ==================


G.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                     $0.00
       Class A-2 Interest Distributable Amount                                                     $0.00
       Class A-3 Interest Distributable Amount                                                     $0.00
       Class A-4 Interest Distributable Amount                                               $169,316.12
       Class A-5 Interest Distributable Amount                                               $910,083.33

       Noteholders' Interest Distributable Amount                                                                    $1,079,399.45
                                                                                                                 ==================

H.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                      $10,261,818.12

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
         Distribution Amount, the initial principal balance of the Class
         A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
         Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
         Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
         Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
         Accounting Date for the preceding Distribution Date)                                     100.00%           $10,261,818.12
                                                                                      -------------------


       Unpaid Noteholders' Principal Carryover Shortfall                                                                     $0.00
                                                                                                                 ------------------

       Noteholders' Principal Distributable Amount                                                                  $10,261,818.12
                                                                                                                 ==================

I.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to
       Class A-1 Notes (equal to entire Noteholders' Principal Distributable
       Amount until the principal balance of the Class A-1 Notes is reduced to zero)                                         $0.00
                                                                                                                 ==================

       Amount of Noteholders' Principal Distributable Amount payable to
       Class A-2 Notes (no portion of the Noteholders' Principal
       Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
       thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                 $10,261,818.12
                                                                                                                 ==================

                                Page 6 (1997-B)

IX.    Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution Date, as of the Closing Date

                                                                                                                             $0.00
                                                                                                                 ------------------
                                                                                                                             $0.00
                                                                                                                 ==================

       Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
         Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
         Principal Balance of Subsequent Receivables transferred to the
         Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
         of Subsequent Receivables over (ii) $0))                                                                            $0.00

       Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been
         reduced to $100,000 or less as of the Distribution Date (see B below)                                               $0.00
                                                                                                                 ------------------

       Amount remaining on deposit in the Pre-Funding Account after Distribution
         Date
                                                                                                   $0.00
                                                                                      -------------------
                                                                                                                             $0.00
                                                                                                                 ==================


       B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period
              (August 1997 Distribution Date) or the Pre-Funded Amount being
              reduced to $100,000 or less on any Distribution Date                                                           $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00
       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                          $0.00
       Class A-2 Prepayment Premium                                                                                          $0.00
       Class A-3 Prepayment Premium                                                                                          $0.00
       Class A-4 Prepayment Premium                                                                                          $0.00
       Class A-5 Prepayment Premium                                                                                          $0.00


                                Page 7 (1997-B)

X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
         Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                  Product of (x)  6.31% (weighted average interest of Class A-1
                  Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
                  Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance)
                  divided by 360, (y) $0 (the Pre-Funded Amount on such
                  Distribution Date) and (z)  0 (the number of days until the
                  August 1997 Distribution Date))                                                                            $0.00

                  Less the product of (x) 2.5% divided by 360, (y) $0 (the
                  Pre-Funded Amount on such Distribution Date) and (z) 0
                  (the number of days until the August 1997 Distribution Date)                                               $0.00
                                                                                                                 ------------------

       Requisite Reserve Amount                                                                                              $0.00
                                                                                                                 ==================

       Amount on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) as of the preceding Distribution Date or, in
         the case of the first Distribution Date, as of the Closing Date                                                     $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
         Account in respect of transfers of Subsequent Receivables)                                                          $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account
         (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve
         Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from
         the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                          $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1
         Holdback Subaccount) to cover the excess, if any, of total amount payable
         over Available Funds (see IV above)                                                                                 $0.00
                                                                                                                 ------------------

       Amount remaining on deposit in the Reserve Account (other than the Class
         A-1 Holdback Subaccount) after the Distribution Date                                                                $0.00
                                                                                                                 ==================

XI.    Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
         Date, as applicable,                                                                                                $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
         (the Original Pool Balance after giving effect to the transfer of
         Subsequent Receivables on the Distribution Date or on a Subsequent
         Transfer Date preceding the Distribution Date))                                                                     $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
              a Class A-1 Maturity Shortfall (see IV above)                                                                  $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal
              to be released by the Indenture Trustee)                                                                       $0.00
                                                                                                                 ------------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                 ==================


                                     Page 8 (1997-B)

XII.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day
         of the Monthly Period                                  $194,258,360.70
       Multiplied by Basic Servicing Fee Rate                              1.00%
       Divided by Months per year                                     0.0833333
                                                            --------------------

       Basic Servicing Fee                                                                   $161,881.97

       Less: Backup Servicer Fees (annual rate of 1 bp)                                            $0.00

       Supplemental Servicing Fees                                                                 $0.00
                                                                                      -------------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $161,881.97
                                                                                                                 ==================

XIII.  Information for Preparation of Statements to Noteholders

         a.  Aggregate principal balance of the Notes as of first day of Monthly
               Period
                                Class A-1 Notes                                                                              $0.00
                                Class A-2 Notes                                                                              $0.00
                                Class A-3 Notes                                                                              $0.00
                                Class A-4 Notes                                                                     $31,258,360.70
                                Class A-5 Notes                                                                    $163,000,000.00

         b.  Amount distributed to Noteholders allocable to principal
                                Class A-1 Notes                                                                              $0.00
                                Class A-2 Notes                                                                              $0.00
                                Class A-3 Notes                                                                              $0.00
                                Class A-4 Notes                                                                     $10,261,818.12
                                Class A-5 Notes                                                                              $0.00

         c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                Class A-1 Notes                                                                              $0.00
                                Class A-2 Notes                                                                              $0.00
                                Class A-3 Notes                                                                              $0.00
                                Class A-4 Notes                                                                     $20,996,542.58
                                Class A-5 Notes                                                                    $163,000,000.00

         d.  Interest distributed to Noteholders
                                Class A-1 Notes                                                                              $0.00
                                Class A-2 Notes                                                                              $0.00
                                Class A-3 Notes                                                                              $0.00
                                Class A-4 Notes                                                                        $169,316.12
                                Class A-5 Notes                                                                        $910,083.33

         e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
             2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
             3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
             4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
             5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00

         f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
                            1.  Reserve Account                                                    $0.00
                            2.  Spread Account         Class A-1 Holdback Subaccount               $0.00
                            3.  Claim on the Note Policy                                           $0.00

         g.  Remaining Pre-Funded Amount                                                                                     $0.00

         h.  Remaining Reserve Amount                                                                                        $0.00

         i.  Amount on deposit on Class A-1 Holdback Subaccount                                                              $0.00

         j.  Prepayment amounts
                                Class A-1 Prepayment Amount                                                                  $0.00
                                Class A-2 Prepayment Amount                                                                  $0.00
                                Class A-3 Prepayment Amount                                                                  $0.00
                                Class A-4 Prepayment Amount                                                                  $0.00
                                Class A-5 Prepayment Amount                                                                  $0.00

         k.  Prepayment Premiums
                                Class A-1 Prepayment Premium                                                                 $0.00
                                Class A-2 Prepayment Premium                                                                 $0.00
                                Class A-3 Prepayment Premium                                                                 $0.00
                                Class A-4 Prepayment Premium                                                                 $0.00
                                Class A-5 Prepayment Premium                                                                 $0.00

         l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other
               fees, if any, paid by the Trustee on behalf of the Trust                                                $161,881.97

         m.  Note Pool Factors (after giving effect to distributions on the
               Distribution Date)
                                Class A-1 Notes                                                                         0.00000000
                                Class A-2 Notes                                                                         0.00000000
                                Class A-3 Notes                                                                         0.00000000
                                Class A-4 Notes                                                                         0.13997695
                                Class A-5 Notes                                                                         1.00000000

XVI.     Pool Balance and Aggregate Principal Balance

                    Original Pool Balance at beginning of Monthly Period                                           $774,999,996.59
                    Subsequent Receivables                                                                                   $0.00
                                                                                                                 ------------------
                    Original Pool Balance at end of Monthly Period                                                 $774,999,996.59
                                                                                                                 ==================

                    Aggregate Principal Balance as of preceding Accounting Date                                     194,258,360.70
                    Aggregate Principal Balance as of current Accounting Date                                      $183,996,542.58



         Monthly Period Liquidated Receivables                                    Monthly Period Administrative Receivables

                                   Loan #                   Amount                         Loan #                    Amount
                                   ------                   ------                         ------                    ------
                      see attached listing              $2,147,953.90               see attached listing                 -
                                                                $0.00                                                $0.00
                                                                $0.00                                                $0.00
                                                        --------------                                               ------
                                                        $2,147,953.90                                                $0.00
                                                        ==============                                               ======

XVIII.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or
           any portion of a Scheduled Payment as of the Accounting Date                    $11,926,760.70

         Aggregate Principal Balance as of the Accounting Date                            $183,996,542.58
                                                                               ---------------------------

         Delinquency Ratio                                                                                      6.48205696%
                                                                                                                ===========



IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                           -----------------------------------

                                       Name:  Cheryl K. Debaro
                                             ---------------------------------
                                       Title: Vice President / Securitization
                                             ---------------------------------



                                     Page 10 (1997-B)

                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                            PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING AUGUST 30, 2000

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                     $775,000,000.00

                              AGE OF POOL (IN MONTHS)                                        39

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                           $11,926,760.70

           Aggregate Principal Balance as of the Accounting Date                                 $183,996,542.58
                                                                                                 ----------------

           Delinquency Ratio                                                                                            6.48205696%
                                                                                                                   ================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                             6.48205696%

           Delinquency ratio - preceding Determination Date                                           6.60022779%

           Delinquency ratio - second preceding Determination Date                                    5.91140602%
                                                                                                 ----------------


           Average Delinquency Ratio                                                                                    6.33123026%
                                                                                                                   ================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                      $137,528,171.73

                         Add: Sum of Principal Balances (as of the Accounting
                              Date) of Receivables that became Liquidated
                              Receivables during the Monthly Period or that became Purchased Receivables during Monthly Period
                              (if delinquent more than 30 days with respect to any portion of a Scheduled

                              Payment at time of purchase)                                                           $2,147,953.90
                                                                                                                   ----------------

           Cumulative balance of defaults as of the current Accounting Date                                        $139,676,125.63

                              Sum of Principal Balances (as of the Accounting
                                Date) of 90+ day delinquencies                                      2,557,855.65

                                        Percentage of 90+ day delinquencies
                                          applied to defaults                                             100.00%    $2,557,855.65
                                                                                                    ------------- -----------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
             current Accounting Date                                                                               $142,233,981.28
                                                                                                                  =================




    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                       18.3527718%

           Cumulative Default Rate - preceding Determination Date                                     18.0521822%

           Cumulative Default Rate - second preceding Determination Date                              17.7451212%

                                     Page 1 (1997-B)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                             $69,018,943.41

                         Add:    Aggregate of Principal Balances as of the
                                 Accounting Date (plus accrued and unpaid
                                 interest thereon to the end of the Monthly
                                 Period) of all Receivables that became
                                 Liquidated Receivables or that became Purchased
                                 Receivables and that were delinquent more than
                                 30 days with respect to any portion of a
                                 Scheduled Payment as of the Accounting Date                   $2,147,953.90
                                                                                               --------------

                              Liquidation Proceeds received by the Trust                        ($716,999.99)     $1,430,953.91
                                                                                               --------------    ---------------

           Cumulative net losses as of the current Accounting Date                                               $70,449,897.32

                              Sum of Principal Balances (as of the Accounting Date)
                                 of 90+ day delinquencies                                      $2,557,855.65

                                 Percentage of 90+ day delinquencies applied to losses                 40.00%     $1,023,142.26
                                                                                               --------------    ---------------

           Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                     $71,473,039.58
                                                                                                                 ===============

   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                      9.2223277%

           Cumulative Net Loss Rate - preceding Determination Date                                                    9.0283148%

           Cumulative Net Loss Rate - second preceding Determination Date                                             8.8516085%

  VIII.    Classic/Premier Loan Detail

                                                                           Classic               Premier                 Total
                                                                      ---------------        ---------------        ---------------
Aggregate Loan Balance, Beginning                                     $107,352,679.57         $86,905,681.13        $194,258,360.70
  Subsequent deliveries of Receivables                                           0.00                   0.00                   0.00
  Prepayments                                                           (1,482,453.15)         (1,550,744.66)         (3,033,197.81)
  Normal loan payments                                                  (2,666,615.23)         (2,414,051.18)         (5,080,666.41)
  Defaulted Receivables                                                 (1,390,648.01)           (757,305.89)         (2,147,953.90)
  Administrative and Warranty Receivables                                        0.00                   0.00                   0.00
                                                                      ----------------       ----------------       ----------------
Aggregate Loan Balance, Ending                                        $101,812,963.18         $82,183,579.40        $183,996,542.58
                                                                      ================       ================       ================

Delinquencies                                                            7,945,580.68           3,981,180.02         $11,926,760.70
Recoveries                                                                $459,826.62            $257,173.37            $716,999.99
Net Losses                                                                 930,821.39             500,132.52          $1,430,953.91

  VIII.    Other Information Provided to FSA

                   A.     Credit Enhancement Fee information:

                          Aggregate Principal Balance as of the Accounting Date                $183,996,542.58
                          Multiplied by:  Credit Enhancement Fee  (25 bp's) * (30/360)                  0.0208%
                                                                                               ----------------
                                                     Amount due for current period                                    $38,332.61
                                                                                                                   ==============


                   B.     Dollar amount of loans that prepaid during the Monthly Period                            $3,033,197.81
                                                                                                                   ==============

                          Percentage of loans that prepaid during the Monthly Period                                  1.64850805%
                                                                                                                   ==============

                   C.     Premium Supplement Accrual (EOD)

                          Aggregate Principal Balance as of the Accounting Date                $183,996,542.58
                          Multiplied by:  Premium Supplement Fee  (50 bp's) * (30/360)                  0.0417%
                                                                                               ----------------
                                                     Amount due for current period                                    $76,665.23
                                                                                                                   ==============

                          Cumulative Balance                                                                          $76,665.23
                                                                                                                   ==============

                                     Page 2 (1997-B)

   IX.     Spread Account Information                                                                $                  %

           Beginning Balance                                                                   $16,997,606.56       9.23800324%

           Deposit to the Spread Account                                                                $0.00       0.00000000%
           Spread Account Additional Deposit                                                                -       0.00000000%
           Withdrawal from the Spread Account                                                    ($209,085.31)     -0.11363546%
           Disbursements of Excess                                                               ($784,316.85)     -0.42626717%
           Interest earnings on Spread Account                                                     $95,493.08       0.05189939%
                                                                                               ---------------    -------------

           Sub-Total                                                                           $16,099,697.48       8.75000000%
           Spread Account Recourse Reduction Amount                                                     $0.00       0.00000000%
                                                                                               ---------------    -------------
           Ending Balance                                                                      $16,099,697.48       8.75000000%
                                                                                               ===============    =============



           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association                $16,099,697.48       8.75000000%
                                                                                               ===============    =============

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of June 1, 1997


                                            Loss              Default          Loss Event      Default Event
                 Month                  Performance         Performance        of Default        of Default
           ---------------------------------------------------------------------------------------------------------
                   3                       1.09%               2.21%             1.34%              2.60%
                   6                       2.17%               4.41%            24.20%              5.19%
                   9                       3.14%               6.39%             3.39%              7.52%
                   12                      4.01%               8.17%             4.26%              9.60%
                   15                      5.16%              10.52%             5.41%             12.36%
                   18                      6.21%              12.66%             6.46%             14.88%
                   21                      7.13%              14.53%             7.38%             17.07%
                   24                      7.92%              16.14%             8.17%             18.97%
                   27                      8.34%              17.00%             8.59%             19.97%
                   30                      8.68%              17.68%             8.93%             20.77%
                   33                      8.97%              18.27%             9.22%             21.47%
                   36                      9.22%              18.78%             9.47%             22.08%
                   39                      9.34%              19.03%             9.59%             22.37%
                   42                      9.44%              19.22%             9.69%             22.59%
                   45                      9.51%              19.39%             9.76%             22.78%
                   48                      9.58%              19.53%             9.83%             22.94%
                   51                      9.64%              19.63%             9.89%             23.07%
                   54                      9.68%              19.72%             9.93%             23.18%
                   57                      9.72%              19.79%             9.97%             23.26%
                   60                      9.74%              19.85%             9.99%             23.32%
                   63                      9.75%              19.88%            10.00%             23.36%
                   66                      9.77%              19.90%            10.02%             23.39%
                   69                      9.78%              19.91%            10.03%             23.40%
                   72                      9.78%              19.92%            10.03%             23.41%
           ---------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 7.44%                            Yes________        No___x_____

           Cumulative Default Rate (see above table)                                           Yes________        No___x_____

           Cumulative Net Loss Rate (see above table)                                          Yes________        No___x_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                 Yes________        No___x_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                    Yes________        No___x_____

           To the knowledge of the Servicer, a Capture Event has occurred and be
              continuing                                                                       Yes________        No___x_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                               Yes________        No___x_____


IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                          ARCADIA FINANCIAL LTD.

                                          By:
                                             -----------------------------------

                                          Name:  Cheryl K. Debaro
                                                 -------------------------------
                                          Title: Vice President / Securitization
                                                 -------------------------------



                                     Page 3 (1997-B)